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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 18, 2012

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UMH Properties, Inc.

(Exact name of registrant as specified in its charter)

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Maryland    001-12690       22-1890929

(State or other jurisdiction  (Commission    (IRS Employer

of incorporation)   File Number)    Identification No.)

Juniper Business Plaza, 3499 Route 9 North, Suite 3-C, Freehold, NJ    07728

(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code: (732) 577-9997

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01.

Entry into Material Definitive Agreement.

On April 18, 2012, the Board of Directors (the “Board”) of UMH Properties, Inc., a Maryland corporation, referred to herein as the Company, approved modifications to the Company’s form of indemnification agreement for its officers and directors. The changes to the form of indemnification agreement include revising the provisions of the standard for indemnification to more closely track the language of the Maryland General Corporation Law, the statute pursuant to which the Company was incorporated, and to make certain procedural changes and clarifications to the current form of agreement. Under both the current indemnification agreement and the agreement as revised, the Company will indemnify directors and officers to the maximum extent permitted under Maryland law.

Item 9.01.

Financial Statements and Exhibits.

(d)  Exhibits.

10.1 Form of Indemnification Agreement with Directors and Executive Officers.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UMH Properties, Inc.

Date:  April 23, 2012

By:      /s/ Anna T. Chew

Name:

Anna T. Chew

Vice President and Chief Financial Officer

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